Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

9. Commitments and Contingencies

Employment Agreements

The Company has longer-term contractual commitments with various employees. Certain employment agreements provide for severance payments.

Lease Agreements

The Company leases approximately 26,100 square feet of office and laboratory space at a monthly rental rate of approximately $68,000. The lease will expire on December 31, 2021. The Company currently subleases certain office space and records the rental receipt under the subleases as a reduction of its rent expense.

License and Service Agreements

In March 2017, the Company entered into a license agreement with Nerviano Medical Sciences S.r.l. (“Nerviano”) which granted the Company development and commercialization rights to NMS-1286937, which Trovagene refers to as PCM-075. PCM-075 is an oral, investigative drug and a highly-selective adenosine triphosphate competitive inhibitor of the serine/threonine PLK 1. The Company plans to develop PCM-075 in patients with hematologic malignancies and solid tumor cancers. Upon execution of the agreement, the Company paid $2.0 million in license fees which were expensed to research and development costs during the year ended December 31, 2017. Under the agreement, the Company is committed to pay $1.0 million for services provided by Nerviano, such as the costs to manufacture drug product, no later than June 30, 2019. As of March 31, 2018, approximately $200,000 has been paid for services provided. Terms of the agreement also provide for the Company to pay royalties based on certain development and sales milestones.

The Company is a party to various agreements under which it licenses technology on an exclusive basis in the field of human diagnostics. License fees are generally calculated as a percentage of product revenues, with rates that vary by agreement. To date, payments have not been material.

Litigation

Trovagene does not believe that the Company has legal liabilities that are probable or reasonably possible that require either accrual or disclosure. From time to time, the Company may become involved in various lawsuits and legal proceedings that arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in matters may arise from time to time that may harm the Company’s business. As of the date of this report, management believes that there are no claims against the Company, which it believes will result in a material adverse effect on the Company’s business or financial condition.

10. Commitments and Contingencies

License and Service Agreements

In March 2017, the Company entered into a license agreement with Nerviano which granted the Company development and commercialization rights to NMS-1286937, which Trovagene refers to as PCM-075. PCM-075 is an oral, investigative drug and a highly-selective adenosine triphosphate competitive inhibitor of the serine/threonine PLK 1. The Company plans to develop PCM-075 initially in patients with AML. Upon execution of the agreement, the Company paid $2.0 million in license fees which were expensed to research and development costs during the year ended December 31, 2017. The Company is committed to pay $1.0 million for future services provided by Nerviano, such as the costs to manufacture drug product, no later than June 30, 2019. Terms of the agreement also provide for the Company to pay royalties based on certain development and sales milestones.

The Company is a party to various agreements under which it licenses technology on an exclusive basis in the field of human diagnostics. License fees are generally calculated as a percentage of product revenues, with rates that vary by agreement. To date, payments have not been material.

Litigation

Trovagene does not believe that the Company has legal liabilities that are probable or reasonably possible that require either accrual or disclosure, except for the following: On March 28, 2016 the Company filed a complaint in the Superior Court of the State of California for the County of San Diego against the Company’s former CEO and CFO, for, among other things, breach of fiduciary duty for failing to present a lucrative corporate opportunity to the Company concerning promising new therapeutics in the field of precision medicine and instead taking that opportunity for their own personal benefit (the “Complaint”). The Complaint asks that these two former executives be required to turn over their interests in these new therapeutics to the Company. The former CEO and CFO filed a cross complaint in the Superior Court of the State of California for the County of San Diego against the Company on May 23, 2016 for, among other things, breach of contract (the “Cross Complaint”, and together with the Complaint, collectively, the “Litigation”). On July 28, 2017, the parties settled the Litigation. The settlement involved mutual releases by all parties involved. The net cost to Trovagene in connection with the settlement is approximately $2.1 million. Of that amount, $975,000 was the net amount paid directly to the former CEO and CFO. From time to time, the Company may become involved in various lawsuits and legal proceedings that arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in matters may arise from time to time that may harm the Company’s business. As of the date of this report, management believes that there are no claims against the Company, which it believes will result in a material adverse effect on the Company’s business or financial condition.

Employment Agreements

The Company has longer-term contractual commitments with various employees. Certain employment agreements provide for severance payments.

Lease Agreements

The Company currently leases approximately 26,100 square feet facilities in San Diego under an operating lease that expires on December 31, 2021 at a monthly rental rate of approximately $68,000. The Company leased certain lab and office space in Torino, Italy, of approximately 2,300 square feet at a monthly rental rate of approximately $3,100. The lease was terminated at the end of September 2017. Rent expense for the years ended December 31, 2017 and 2016 was approximately $663,000 and $602,000, respectively.

The Company is also a party to various non-cancelable operating lease agreements for office equipment.

Total annual commitments under non-cancelable lease agreements for each of the years ended December 31 are as follows:

	Operating Leases	Sublease Income	Net Operating Leases
2018	$881,815	$(216,504)	$665,311
2019	906,879	(183,124)	723,755
2020	931,457	—	931,457
2021	959,401	—	959,401
2022	—	—	—
Thereafter	—	—	—

Total	$3,679,552	$(399,628)	$3,279,924

Public Offering and Controlled Equity Offering

On March 15, 2017, the Company filed a Form 424B5 to amend and supplement the information in the Company’s registration statement and prospectus, dated June 13, 2016, to offer and sell additional shares of the Company’s common stock having an aggregate offering price up to $20,698,357. The Company entered into an agreement with Cantor Fitzgerald & Co. (“Agent”) on January 25, 2013 to issue and sell up to $30,000,000 of shares of common stock through the Agent. As payment for its services, the Agent is entitled to a 3% commission on gross proceeds. Gross proceeds of $110,000 have been raised in 2017.

Database Usage

In March 2016 the Company entered into an agreement with an outside vendor to develop an online database for test requisition and test results. Under the agreement, the Company is obligated to pay a fixed development fee, and a usage fee each time an external user completes and submits a test order form to the database. To date, the Company has paid the fixed development fee. Costs incurred in connection with the usage fees were immaterial.